                                                                    EXHIBIT 99.1

                              BOARD OF DIRECTORS OF
                          STURM, RUGER & COMPANY, INC.
                              AMENDMENT TO BY-LAWS


         RESOLVED: that effective as of October 21, 2004, pursuant to Article 3,
Section 2 of the By-Laws of the Corporation, the number of Directors constituting the Board of Directors of the Corporation shall be decreased to six
(6) until such time as the number is increased or decreased by resolution of the Board of Directors.

                                  Page 3 of 3